UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,
DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 27, 2026
CAPITAL CITY BANK GROUP, INC.
(Exact name of registrant as specified in its charter)
Florida
0-13358
59-2273542
(State of Incorporation)
(Commission File Number)
(IRS Employer Identification No.)
217 North Monroe Street
,
Tallahassee
,
Florida
32301
(Address of principal executive offices
(Zip Code)
Registrant's telephone number, including
area code: (
850
)
402-7821
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.
below):
☐
Written communications pursuant to Rule 425
under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class Trading Symbol(s) Name of each exchange on which registered
Common Stock, Par value $0.01
CCBG
Nasdaq Stock Market
, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of
1934 (§240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company,
indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards pursuant to Section 13(a) of The Exchange Act.
☐

CAPITAL CITY BANK
GROUP,
INC.
FORM 8- K
CURRENT REPORT
Item 7.01
Regulation FD Disclosure
Capital City Bank Group, Inc. posted to its internet website (www.ccbg.com)
a second quarter 2026 Investor Presentation.
A copy of the presentation materials is being furnished as Exhibit 99.1 to this report, substantially in the form intended to be used.
Exhibit 99.1 is incorporated by reference under this Item 7.01.
In accordance with general instruction B.2 of Current Report on Form 8-K, this information (including Exhibit 99.1) is furnished and
shall not be deemed filed for purposes of Section 18 of the Securities Exchange
Act of 1934.
Item 9.01
Financial Statements and Exhibits.
(d)
Exhibits.
The exhibits listed in the exhibit index are furnished pursuant to Regulation FD as part of this Current
Report on Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act
of 1934.
Item No.
Description of Exhibit
99.1
Copy of second quarter 2026
Investor Presentation for Capital City Bank Group, Inc.
104
Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has
duly caused this report to be signed
on its behalf by the undersigned hereunto duly authorized.
CAPITAL CITY BANK
GROUP,
INC.
Date:
July 27, 2026
By:
/s/ Jeptha E. Larkin
Jeptha E. Larkin,
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX
Exhibit
Number
Description
99.1
Investor Presentation for second quarter 2026.
104
Cover Page Interactive Data File (embedded within the Inline XBRL document)